SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 4, 2004

                         JONES LANG LASALLE INCORPORATED
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             (Exact name of registrant as specified in its charter)

   Maryland                       001-13145                     36-4150422
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
Incorporation

             200 East Randolph Drive, Chicago, IL                 60601
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           (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (312) 782-5800

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 7. Financial Statements and Exhibits

      (c) Exhibits

      The following exhibit is included with this Report:

      99.1. Press release issued by Jones Lang LaSalle Incorporated dated February 4, 2004.

Item 12. Results of Operations and Financial Condition.

      On February 4, 2004, Jones Lang LaSalle Incorporated (the "Company") issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The full text of this press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

      In accordance with Securities and Exchange Commission Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached hereto is being "furnished" and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except if the Company specifically states that the information and the Exhibit is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2004             JONES LANG LASALLE INCORPORATED

                                    By:    /s/ Lauralee E. Martin
                                           ------------------------------
                                    Name:  Lauralee E. Martin

                                    Title: Executive Vice President and
                                           Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit 99.1      Press release issued by Jones Lang LaSalle Incorporated
                  February 4, 2004 announcing its financial results for the quarter and year ended December 31, 2003.